[LOGO]
                                      ABG
                                    Atlantic
                                BancGroup, Inc.

                                 March 19, 2004

To our Shareholders:

      The 2004 Annual Meeting of Shareholders of Atlantic BancGroup, Inc. will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233 on April 22, 2004, beginning at 2:00 p.m. local time.

      The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Our directors and officers, as well as a representative of the accounting firm Stevens, Powell & Company, P.A., will be present at the Annual Meeting to respond to your questions and to share with you our plans and goals for 2004.

      It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

      On behalf of the Board of Directors and all the employees of Atlantic BancGroup, Inc., we look forward to seeing you at the Annual Meeting.

                                        Sincerely,


                                        /s/ Barry W. Chandler

                                        Barry W. Chandler
                                        President and Chief Executive Officer

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                     [LOGO]
                                      ABG
                                    Atlantic
                                BancGroup, Inc.

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2004

      The 2004 Annual Meeting of Shareholders ("Annual Meeting") of Atlantic BancGroup, Inc. ("Atlantic BancGroup") will be held at the Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida 32233, on April 22, 2004, beginning at 2:00 p.m. local time. At the Annual Meeting, the holders of Atlantic BancGroup's outstanding common stock will act on the following items:

      1. The election of three Class II members of the Board of Directors, each to serve for a three-year term;

      2. The ratification of the appointment of Stevens, Powell & Company, P.A., as the independent auditors for Atlantic BancGroup and its wholly-owned subsidiary, for the fiscal year ending December 31, 2004;

      3. The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve either of the foregoing items;

      To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

      All shareholders of record owning shares of Atlantic BancGroup at the close of business on February 27, 2004, are entitled to vote at the Annual Meeting or any adjournments thereof.

                                        By Order of the Board of Directors,


                                        /s/ David L. Young

                                        David L. Young
                                        Corporate Secretary

Jacksonville Beach, Florida
March 19, 2004

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                     [LOGO]
                                      ABG
                                    Atlantic
                                BancGroup, Inc.

                                 PROXY STATEMENT

      These proxy materials are being provided in connection with the solicitation by the Board of Directors of Atlantic BancGroup, Inc. ("Atlantic BancGroup") of proxies to be voted at the 2004 Annual Meeting of Shareholders, and any adjournment thereof ("Annual Meeting"). Atlantic BancGroup's Annual Report, which includes the financial statements for the fiscal year ended December 31, 2003, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 19, 2004.

Date, Time and Location

      >>    Thursday, April 22, 2004
      >>    2:00 p.m. local time
      >>    The Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida
            32233

Solicitation and Voting of Proxies

      This Proxy Statement and the accompanying Proxy Card are being furnished to Atlantic BancGroup shareholders in connection with the solicitation of proxies by the Board of Directors of Atlantic BancGroup, the parent holding company of Oceanside Bank ("Bank"). Proxies obtained by the Board of Directors will be voted at Atlantic BancGroup's Annual Meeting in the manner indicated by the Board's recommendations stated in this Proxy Statement.

      Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends.

      In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope, so that your proxy can be counted for purposes of establishing a quorum in order that the Annual Meeting can proceed as scheduled.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

Revocation of Proxy

      Your presence at the Annual Meeting will not automatically revoke your proxy. However, you may revoke a proxy at any time prior to its exercise by:

      >>    Delivering a written notice of revocation to Atlantic BancGroup; or
      >>    Delivering a duly executed proxy bearing a later date to Atlantic
            BancGroup; or,
      >>    Attending the Annual Meeting and choosing to vote in person.

Voting Procedures

      Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

      Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

      If your shares are held in "street name," under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers' shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. There are no non-routine matters to vote upon at this Annual Meeting.

      The close of business on February 27, 2004, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 1,247,516 shares of Atlantic BancGroup common stock outstanding which were held by approximately 650 shareholders.

                               MARKET INFORMATION

      Our common stock is quoted on the NASDAQ SmallCap Market under the symbol "ATBC". Our primary market maker in the stock is Advest, Inc. The market price for our stock is included in our Annual Report on Form 10-KSB under the heading "Market Price for Registrant's Common Equity and Related Stockholder Matters."

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                          BOARD OF DIRECTORS MEETINGS

      During the year ended December 31, 2003, Atlantic BancGroup's Board of Directors held four regular and two special meetings. All directors attended at least 75% of the total meetings of the Board of Directors and any committees on which he or she served, except Mr. Dubberly, who attended 70% and Messrs. Cervone and Wolfson, who each attended 67%. Atlantic BancGroup currently does not pay directors' fees. The Directors of the Bank receive $750 for each Board meeting. Members of the Loan Committee receive $250 per month for serving on the Committee.

                      COMMITTEES OF THE BOARD OF DIRECTORS

General

      Atlantic BancGroup does not have a standing Nominating or Compensation Committee. The Board of Directors acts as a Nominating Committee for the annual selection of nominees for the election of directors. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited such recommendations nor has it to date established any director nominee criteria or shareholder nominee procedures. The Board of Directors is reviewing the requirements of new Securities and Exchange Commission rules to determine if a Nominating Committee should be established and to set forth Atlantic BancGroup's position regarding shareholder nominations.

      In 2003, Atlantic BancGroup had only one standing committee, the Audit Committee, which was comprised of the same members that serve on the Bank's Audit Committee. Atlantic BancGroup's Audit Committee met four times during the year. The standing committees of the Bank are the: Audit Committee, Loan Committee, Asset/Liability/Investment Committee, and Compensation Committee. The following table lists the members of each Committee in 2003.

                                       Asset/Liability/
Board Member                   Audit      Investment      Loan     Compensation
------------                   -----      ----------      ----     ------------

Frank J. Cervone                              X                         X

Barry W. Chandler                             X            X            X

Jimmy D. Dubberly              Chair

Donald F. Glisson, Jr.           X          Chair          X          Chair

Robin H. Scheiderman             X            X

Gordon K. Watson                                           X            X

Conrad L. Williams               X                         X

Dennis M. Wolfson                                        Chair

David L. Young                            Ex Officio

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                          REPORT OF THE AUDIT COMMITTEE

      The audit functions of the Audit Committee are focused on three areas:

      o The adequacy of Atlantic BancGroup's and the Bank's internal controls and financial reporting process and the reliability of Atlantic BancGroup's and the Bank's financial statements.

      o The performance of Atlantic BancGroup's and the Bank's internal auditors and the independence and performance of Atlantic BancGroup's and the Bank's independent auditors.

      o Atlantic BancGroup's and the Bank's compliance with legal and regulatory requirements.

      The Audit Committee met with management periodically to consider the adequacy of Atlantic BancGroup's and the Bank's internal controls and the objectivity of their financial reporting. These matters were discussed with Atlantic BancGroup's and the Bank's independent auditors.

      The Audit Committee met with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee. The Audit Committee also recommends to the Board the appointment of the independent auditors and periodically reviews their performance, fees and independence from management.

      The Board of Directors has determined that none of the members of the Audit Committee has a relationship to Atlantic BancGroup or the Bank that may interfere with their independence from Atlantic BancGroup or the Bank and their management.

      Ms. Robin Scheiderman, a Certified Public Accountant, with extensive auditing experience, has the requisite financial expertise to qualify as an "audit committee financial expert" as defined by Securities and Exchange Commission Rules. Accordingly, the Board has designated her to hold that position.

      Management has primary responsibility for Atlantic BancGroup's and the Bank's financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of Atlantic BancGroup and the Bank in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee any issues they believe should be raised or addressed. The Audit Committee monitors these processes, relying without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent auditors.

      This year, the Audit Committee reviewed Atlantic BancGroup's and the Bank's audited financial statements as of, and for, the fiscal year ended December 31, 2003, and met with both management and independent auditors of Atlantic BancGroup and the Bank to discuss those

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250 financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

      The Audit Committee has received from, and discussed with, Stevens, Powell & Company, P.A. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from Atlantic BancGroup and the Bank. The Audit Committee also discussed with Stevens, Powell & Company, P.A. any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Atlantic BancGroup's audited financial statements be included in Atlantic BancGroup's and the Bank's annual report on Form 10-KSB for the fiscal year ended December 31, 2003. The Audit Committee met four times in 2003. No Audit Committee member attended less than 75% of the meetings.

      Jimmy D. Dubberly, Chairman                Dr. Conrad  L. Williams
      Robin H. Scheiderman                       Donald F. Glisson, Jr.

Asset/Liability/Investment Committee

      The Asset/Liability/Investment Committee at the Bank establishes the asset and liability management policies of the Bank, monitors and sets limitations for interest-rate risk and reviews asset and liability reports relating to Atlantic BancGroup's balance sheet mix. The Committee met four times during the year. No member of the Asset/Liability/Investment Committee attended less than 75% of Committee meetings.

Loan Committee

      The Loan Committee of the Bank meets as required to act upon significant loan requests made to the Bank. The Committee met 29 times during the year. No Loan Committee member attended less than 75% of Committee meetings, except Mr. Wolfson who attended 72% of the meetings.

Compensation Committee

      The Bank's Compensation Committee meets as required to consider the adequacy of the Bank's compensation policies in meeting the goals of the Bank. The Compensation Committee met once in 2003, with all members in attendance.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                        PROPOSAL I. ELECTION OF DIRECTORS

      The Board of Directors is presently comprised of eight members. Atlantic BancGroup's Articles of Incorporation provide that directors shall be divided into three classes, which each serve for staggered three-year terms. This year, Class II directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

      The three nominees, Donald F. Glisson, Jr., Robin H. Scheiderman and Gordon K. Watson named herein, have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

      The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

      Information relating to the business experience and age of Atlantic BancGroup's director nominees, continuing directors and non-director executive officers is set forth below.

                                DIRECTOR NOMINEES
                               CLASS II DIRECTORS
                             TERMS TO EXPIRE IN 2007

Donald F. Glisson, Jr., age 44, is Chairman of the Board of Atlantic BancGroup and a director of the Bank. He has served in those positions since December 1998 and 1996, respectively. Mr. Glisson serves as President of Triad Financial Services, Inc., in Jacksonville, Florida. Triad Financial is a 100 plus employee consumer finance company and ranked as one of the fastest growing companies in Florida. Mr. Glisson graduated from the Florida State University with a Bachelor's degree in Finance.

Robin H. Scheiderman, age 47, is a director of Atlantic BancGroup and the Bank. She has served in those positions since December 1998 and 1996, respectively. Since 1992, Ms. Scheiderman has been self-employed as a certified public accountant. Prior to that she served as the Chief Financial Officer for the California College for Health Sciences. In addition, Ms. Scheiderman served as Director of Taxes for Florida Rock Industries, Inc. in Jacksonville, Florida. She earned a Bachelor's degree and a Master's degree from the University of North Florida. Ms. Scheiderman is a licensed Certified Public Accountant and Certified Financial Planner.

Gordon K. Watson, age 54, is a director of Atlantic BancGroup and has served in that capacity since December 1998. He has also been a director of the Bank since 1996. Mr. Watson is a founding member and senior partner with the law firm of Watson & Osborne, P.A. in Jacksonville, Florida since 1974. He is a resident of Ponte Vedra Beach. Mr. Watson received a Bachelor's degree in Marketing and Management from Jacksonville University. Mr. Watson received his Juris Doctor degree from the University of Florida.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                              CONTINUING DIRECTORS

                                CLASS I DIRECTORS
                             TERMS EXPIRING IN 2005

Frank J. Cervone, age 51, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998, and a director of the Bank since 1996. Dr. Cervone is an endodontist and has been practicing in Jacksonville Beach since 1990. Dr. Cervone holds a Bachelor's degree in Biology from the University of Pittsburgh, a D.M.D. degree from the University of Pittsburgh, School of Dental Medicine, and a specialty designation in Endodontics from the University of Pennsylvania.

Barry W. Chandler, age 53, is a director of Atlantic BancGroup and Chairman of the Board of the Bank. Mr. Chandler has served as: President and Chief Executive Officer of Atlantic BancGroup since April 2000, director of Atlantic BancGroup since December 1998, a director and President of the Bank since 1996, and Chief Executive Officer of the Bank since December 1999. Prior to joining the Bank, Mr. Chandler was with Ponte Vedra National Bank from 1990 to 1996. He is a graduate of the Graduate School of Retail Bank Management of the University of Virginia.

Jimmy D. Dubberly, age 62, is a director of Atlantic BancGroup and the Bank. He has been a director with Atlantic BancGroup since December 1998 and a director of the Bank since 1996. Mr. Dubberly is the President, Chairman, and Chief Executive Officer of the South Georgia Bank, Glennville, Georgia, positions he has held since 1986. Mr. Dubberly is a graduate of the School of Banking of the South at Louisiana State University, and the Georgia Banking School at the University of Georgia.

                               CLASS III DIRECTORS
                             TERMS EXPIRING IN 2006

Conrad L. Williams, age 74, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998, and a director of the Bank since 1996. Dr. Williams is a retired veterinarian. He has been a resident of the Jacksonville Beaches community since 1959. Dr. Williams holds two undergraduate degrees, one from Louisiana Tech University and one from the University of Florida. Dr. Williams received his DVM degree from the University of Georgia, College of Veterinary Medicine.

Dennis M. Wolfson, age 62, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998 and a director of the Bank since 1996. Mr. Wolfson is a life long resident of Jacksonville. Mr. Wolfson is self-employed as a real estate investor, mortgage broker and real estate broker. Mr. Wolfson served as Senior Vice President and Director of the Daylight Grocery Company. In addition, he served as Vice President and Director of Merritt-Chapman & Scott Corporation, managing a ninety million dollar portfolio. Mr. Wolfson is a trustee and executive committee member of Wolfson Children's Hospital in Jacksonville and a member of the Baseball Task Force of the Jacksonville Sports Authority. Mr. Wolfson attended Bentley College and Boston University. He received his Bachelor's degree in Finance from the University of Georgia.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                         NON-DIRECTOR EXECUTIVE OFFICERS

David L. Young, age 58, is Executive Vice President, Chief Financial Officer and Corporate Secretary of Atlantic BancGroup and Executive Vice President and Chief Financial Officer of the Bank. Mr. Young joined the Bank in May 1997. Prior to joining the Bank, Mr. Young was the Finance Manager for the Loan and Investment Operation Division of Barnett Bank in Jacksonville from 1995 to 1997. He is a graduate of Jacksonville University and the Graduate School of Retail Bank Management at the University of Virginia.

Grady R. Kearsey, age 59, is Executive Vice President and Senior Loan Officer of the Bank. Mr. Kearsey joined the Bank in July 1997 and served as Vice President, Lender until January 2001, when he was promoted to his current position. Prior to joining the Bank, Mr. Kearsey served as Vice President, Market Manager of SunTrust Bank from 1996 to July 1997. Prior to serving with SunTrust, Mr. Kearsey was with Ponte Vedra National Bank. Mr. Kearsey has a Bachelor's degree from Jacksonville University.

--------------------------------------------------------------------------------
             The Board of Directors Recommends that the Shareholders
        Vote "For" the Election of the Three Class II Director Nominees.
--------------------------------------------------------------------------------

                          BENEFICIAL STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table contains information regarding the current beneficial ownership of Atlantic BancGroup common stock of each director nominee, continuing director and non-director executive officers as of the record date. Based upon stock ownership filing with the Securities and Exchange Commission, to the best of our knowledge, Mr. Watson is the only beneficial owner of more than 5% of Atlantic BancGroup's common stock.

                                                       Number         % of
                                                     of Shares     Beneficial
            Name                                     Owned (1)     Ownership
            ----                                     ---------     ---------

      Frank J. Cervone                                14,640         1.17%
      Barry W. Chandler                               15,000         1.20
      Jimmy D. Dubberly                               14,930         1.20
      Donald F. Glisson, Jr                           43,011         3.45
      Grady R. Kearsey                                 3,670         0.29
      Robin H. Scheiderman                            50,400         4.04
      Gordon K. Watson                                81,120         6.50
      Conrad L. Williams                               6,120         0.49
      Dennis M. Wolfson                               12,300         0.99
      David L. Young                                   7,320         0.59
                                                     -------        -----

      All directors and executive officers
      as a group (10 individuals)                    248,511        19.92%
                                                     =======        =====

----------
(1)   Includes shares for which the named person:

      o     has sole voting and investment power;

      o     has shared voting and investment power with a spouse, or

      o holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The Summary Compensation Table on the following page shows compensation information regarding Barry W. Chandler, President and Chief Executive Officer of Atlantic BancGroup and President, Chief Executive Officer and Chairman of the Board of the Bank. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

                                                                Annual Compensation
                                                                -------------------

                                                                                            Other
                     Name and                                                               Annual
                Principal Position               Year        Salary         Bonus        Compensation
                ------------------               ----        ------         -----        ------------
                                                 2003       $134,375      $16,125(1)      $22,535(2)
      Barry W. Chandler
      President and Chief Executive Officer      2002        125,000       14,225(1)       13,596(3)

                                                 2001        116,800       23,000(1)        7,800(4)

----------
      (1) Mr. Chandler received his 2003 bonus, $16,125, in 2003, his 2002 bonus, $14,225, in 2003 and his 2001 bonus, $23,000, in 2002.

      (2) Includes Simple IRA contribution, Indexed Retirement Plan accruals, directors' fees, referral fees, incentives, vacation buy-back and Kiwanis Club dues.

      (3) Includes split-order life insurance premiums, directors' fees, referral fees, incentives, vacation buy-back and Kiwanis Club dues.

      (4) Includes split-order life insurance premiums, directors' fees, referral fees, incentives, and Kiwanis Club dues.

Benefits

      Officers of the Bank are provided hospitalization, major medical, short- and long-term disability insurance, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees.

Employment Contracts

      Neither Atlantic BancGroup nor the Bank has employment agreements with any of its employees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain directors, executive officers and principal shareholders (defined as individuals owning 5% or more of Atlantic BancGroup common stock) of Atlantic BancGroup are customers of, and have banking relations with, the Bank. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by the Bank to such individuals, or to any related interest of such individuals, must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250 involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of Atlantic BancGroup or the Bank. Atlantic BancGroup has no loans outstanding to its directors or officers. As of December 31, 2003, the Bank's total loans to directors, executive officers and principal shareholders of Atlantic BancGroup and the Bank was $2,568,000.

               PROPOSAL II. RATIFICATION OF THE APPOINTMENT OF THE
                 INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
                                DECEMBER 31, 2004

      Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Stevens, Powell & Company, P.A. ("Stevens, Powell"), as the independent auditors for Atlantic BancGroup and the Bank for the fiscal year ending December 31, 2004. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to shareholder questions.

      Audit Fees: The aggregate fees billed for professional services by Stevens, Powell, in connection with the audit of the annual financial statements and the reviews of the financial statements included in Atlantic BancGroup's quarterly filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2002, and December 31, 2003, were $70,717 and $89,870, respectively.

      Audit-Related Fees: In 2002 and 2003, Stevens, Powell also billed Atlantic BancGroup $542 and $412, respectively for fees reasonably related to the performance of its audit and reviews of financial statements. Such fees included travel and postage and courier related fees.

      Tax Fees: In 2002 and 2003, Stevens, Powell also billed Atlantic BancGroup $7,443 and $4,160, respectively for tax compliance and advice, including the preparation of Atlantic BancGroup's corporate tax returns.

      All Other Fees: In addition to those fees described above, Stevens, Powell also billed Atlantic BancGroup $1,900 and $1,000 in 2002 and 2003, respectively. Such fees were for consultation related to branch profitability, director fees, and budget analysis for 2002 and attendance at strategic planning session and related consultation for 2003.

      In all instances, Stevens, Powell performance of those services was pre-approved by Atlantic BancGroup's Audit Committee, except for the category of All Other Fees, which is less than 5% of the total fees, and in 2003 was directly related to an invitation to attend a meeting of Atlantic BancGroup's Board of Directors.

      In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of Atlantic BancGroup's common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Stevens, Powell, the Board of Directors will consider the selection of other auditors.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
           the Ratification of Stevens, Powell & Company, P.A., as the
       Independent Auditors for the Fiscal Year Ending December 31, 2004.
--------------------------------------------------------------------------------

                   PROPOSAL III. ADJOURNMENT OF ANNUAL MEETING

      The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I or II at the Annual Meeting. In order to permit proxies that have been timely received by the Atlantic BancGroup to be voted for an adjournment, we are submitting this item as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

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         The Board of Directors Recommends that Shareholders Vote "For"
             the Approval of the Adjournment of the Annual Meeting.
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                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

      To the best of our knowledge, during 2003, each of our directors and officers timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934. We have no record of any person having beneficial ownership of 10% or more of Atlantic BancGroup common stock.

                              SHAREHOLDER PROPOSALS

      In order to be eligible for inclusion in Atlantic BancGroup's proxy materials for the 2005 Annual Meeting, any shareholder's proposal to take action at that Meeting must be received at our corporate office at 1315 South Third Street, Jacksonville Beach, Florida 32250, no later than November 23, 2004. Shareholder proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

      Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Atlantic BancGroup's Corporate Secretary not less than ten days before the time originally fixed for such meeting.

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                  SOLICITATION

      The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Atlantic BancGroup. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

                  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
                               THE ANNUAL MEETING

      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

                     AVAILABILITY OF ADDITIONAL INFORMATION

      Accompanying this Proxy Statement is Atlantic BancGroup's 2003 Form 10-KSB, which includes our audited financial statements. Form 10-KSB also serves as our Annual Report to Shareholders and Annual Disclosure Statement. Additional copies of Atlantic BancGroup's Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact David L. Young, Corporate Secretary, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250, telephone number (904) 247-9494.

      Atlantic BancGroup currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Atlantic BancGroup and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Atlantic BancGroup is available for review on this website. The address of the website is www.sec.gov.

Atlantic BancGroup, Inc.
March 19, 2004

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

|X| PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE      ATLANTIC BANCGROUP, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 DIRECTORS OF ATLANTIC BANCGROUP, INC. WHO WILL
                SERVE AS THE PROXY COMMITTEE FOR THE 2004 ANNUAL
                  MEETING OF SHAREHOLDERS ("ANNUAL MEETING").

      The undersigned shareholder hereby appoints the Proxy Committee with the full power of substitution to represent and to vote, as designated below, all the shares of Atlantic BancGroup, Inc. held of record by the undersigned on February 27, 2004, at the Annual Meeting to be held at The Sea Turtle Inn, One Ocean Boulevard, Atlantic Beach, Florida at 2:00 P.M., local time, on April 22, 2004, or at any adjournment thereof.

      The undersigned shareholder understands that he or she may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary, a written notice of revocation, delivering to Atlantic BancGroup, Inc. a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                                                               With-    For All
                                                      For      hold     Except

1.    The election of three Class II members of       |_|       |_|       |_|
      the Board of Directors, each to serve for a three-year term.

      Donald F. Glisson    Robin H. Scheiderman     Gordon K. Watson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                      For     Against   Abstain

2.    The ratification of the appointment of          |_|       |_|       |_|
      Stevens, Powell & Company, P..A., as the independent auditors for Atlantic BancGroup,
      Inc. and its wholly owned subsidiary, for the fiscal year ending December 31, 2004.

                                                      For     Against   Abstain

3.    The adjournment of the Annual Meeting to        |_|       |_|       |_|
      solicit additional proxies in the event
      there are not sufficient votes to approve either of the foregoing items.

      IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO
TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come -----> |_| before the Annual Meeting, or at any adjournment thereof, unless indicated otherwise by marking this box.

                                                  ------------------------------
Please be sure to sign and date                   Date
  this Proxy in the box below.
--------------------------------------------------------------------------------


------Shareholder sign here------------------Co-holder (if any) sign here-------

--------------------------------------------------------------------------------
 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                            ATLANTIC BANCGROUP, INC.

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      NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. The shareholder acknowledges receipt from Atlantic BancGroup, Inc., prior to the execution of this Proxy, of a Notice of the Annual Meeting and a Proxy Statement dated March 19, 2004 and the 2003 Annual Report.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN
                           AND RETURN ALL PROXY CARDS.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________

____________________________________

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